SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2001

CATERPILLAR FINANCIAL FUNDING CORPORATION

(Exact name of registrant as specified in governing instruments)

Nevada	333-58814	88-0342613

(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification No.)

4040 S. Eastern Avenue, Suite 344, Las Vegas, NV 89119

(Address of principal executive offices)         Zip Code)

Registrant’s telephone number, including area code:	(702) 735-2514

Not Applicable

(Former name or former address if changed since last report)

Exhibit Index located at Page 2

Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 1.1
EXHIBIT 1.2
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

Items 1 through 6 and Items 8 and 9 are not included because they are not applicable.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements — Not Applicable

(b)	Pro Forma Financial Information — Not Applicable

(c)	Exhibits (executed copies) — The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit		Numbered
Number	Exhibit	Page

1.1	Class A Note Underwriting Agreement, dated July 1, 2001, among Caterpillar Financial Funding Corporation, Caterpillar Financial Services Corporation, Goldman, Sachs & Co., Banc One Capital Markets, Inc., J. P. Morgan Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.	—

1.2	Class B Note Underwriting Agreement, dated July 1, 2001, among Caterpillar Financial Funding Corporation, Caterpillar Financial Services Corporation and Goldman, Sachs & Co.	—

4.1	Indenture, dated as of July 1, 2001, between Caterpillar Financial Asset Trust 2001-A and Bank One, National Association, as Indenture Trustee.	—

4.2	Amended and Restated Trust Agreement, dated as of July 1, 2001, between Caterpillar Financial Funding Corporation and Chase Manhattan Bank USA, National Association, as Owner Trustee.	—

4.3	Sale and Servicing Agreement, dated as of July 1, 2001, among Caterpillar Financial Asset Trust 2001-A, as Issuer, Caterpillar Financial Funding Corporation, as Seller, and Caterpillar Financial Services Corporation, as Servicer.	—

10.1	Purchase Agreement, dated as of July 1, 2001, between Caterpillar Financial Funding Corporation Inc., as Purchaser, and Caterpillar Financial Services Corporation, as Seller.	—

10.2	Administration Agreement, dated as of July 1, 2001, among Caterpillar Financial Asset Trust 2001-A, Caterpillar Financial Services Corporation, as Administrator and Servicer, Caterpillar Financial Funding Corporation, and Bank One, National Association, as Indenture Trustee.	—

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Sequentially
Exhibit		Numbered
Number	Exhibit	Page

10.3	Custodial Agreement, dated as of July 1, 2001, among Caterpillar Financial Services Corporation, Caterpillar Financial Funding Corporation, Caterpillar Financial Asset Trust 2001-A and Bank One, National Association, as Indenture Trustee.	—

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR FINANCIAL FUNDING CORPORATION

(Registrant)

July 25, 2001	By:	/s/ PAUL J. GAETO Name: Paul J. Gaeto Title: Secretary

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